UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NU HORIZONS ELECTRONICS CORP.

(Name of Registrant as Specified In Its Charter)

(N/A)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

On November 10, 2010, Nu Horizons Electronics Corp. (the “Company”) sent the following information to participants of the Nu Horizons Electronics Corp. Employee Stock Ownership Plan

Important Information For Participants in the
Nu Horizons Electronics Corp. Employee Stock Ownership Plan

This is to provide you with news about important developments affecting participants in the Nu Horizons Electronics Corp. Employee Stock Ownership Plan (“ESOP”), which holds shares of Nu Horizons Electronics Corp. (“Nu Horizons”) common stock on their behalf.  Nu Horizons has entered into a merger agreement dated as of September 19, 2010 with Arrow Electronics, Inc. (“Arrow”) and Neptune Acquisition Corporation, Inc., a wholly-owned subsidiary of Arrow. The merger agreement has been approved by the Boards of Directors of both companies and is now subject to approval by Nu Horizons’ stockholders. If the proposal to adopt the merger agreement is approved by the holders of a majority of the shares of Nu Horizons and the merger is completed, Arrow will acquire all of the common stock of Nu Horizons for $7.00 per share in an all-cash transaction.    A special meeting of Nu Horizons’ stockholders is scheduled for December 7, 2010 for the purpose of approving the merger agreement.

If Arrow’s acquisition of Nu Horizons is approved by the stockholders and the other conditions to the closing of the merger are satisfied, the ESOP shares allocated to participants’ accounts will be sold, and the accounts will be credited with the same purchase price that is paid to all stockholders (i.e., $7.00 per share).

In order to ensure that ESOP participants are properly represented in connection with the stockholder vote on the merger, Nu Horizons and the Trustees of the ESOP have retained Reliance Trust Company (the “Independent Fiduciary”) as Independent Fiduciary for the ESOP.  The Independent Fiduciary will be overseeing the confidential process by which participants can direct the vote of the shares allocated to their ESOP accounts. Through this process, no one at Nu Horizons or Arrow will know how any participant directed the vote of the shares allocated to his or her ESOP account.  The Independent Fiduciary will vote any shares for which it does not receive voting instructions from ESOP participants in its sole discretion.  Additionally, the Independent Fiduciary will retain discretion, in accordance with its fiduciary obligations, to review and act with respect to all shares held by the ESOP.  In the event of the death of a participant, his or her beneficiary will be entitled to vote the ESOP shares allocated to that participant.

The materials and information necessary to enable you to complete the form for directing the Independent Fiduciary to vote the shares in your ESOP account are enclosed. The enclosed materials are the same as the materials provided to all Nu Horizons’ stockholders in connection with their votes.   Nu Horizons’ stockholders are being asked to vote on two proposals:

•	On a proposal to approve the merger agreement.
•
On a proposal to approve the adjournment of the special meeting for, among other reasons, the solicitation of additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement.

You have four alternatives for directing the vote of your ESOP shares with respect to the proposal to approve the merger agreement:

•	A direction to the Independent Fiduciary to vote for the proposal to approve the merger
•	A direction to the Independent Fiduciary to vote against the proposal to approve the merger
•	A direction to the Independent Fiduciary to abstain from voting on the proposal to approve the merger
•	Provide no direction to the Independent Fiduciary

You also have four alternatives for directing the vote of your ESOP shares with respect to the proposal to adjourn the special meeting in the event that there are not enough shares present to hold the special meeting:

•	A direction to the Independent Fiduciary to vote for the proposal to adjourn the special meeting to permit the solicitation of additional proxies

•	A direction to the Independent Fiduciary to vote against the proposal to adjourn the special meeting to permit the solicitation of additional proxies
•	A direction to the Independent Fiduciary to abstain from voting on the proposal to adjourn the special meeting to permit the solicitation of additional proxies
•	Provide no direction to the Independent Fiduciary

If you opt for any of the first three alternatives with respect to each proposal and American Stock Transfer & Trust Company, the Transfer Agent for Nu Horizons, receives your voting instructions or you otherwise direct the vote of your shares by Internet or telephone by noon Eastern Time on Monday, November 29, 2010 (“Cut-Off Date”), your shares will be voted by the Independent Fiduciary in accordance with your direction, subject to its fiduciary obligations as described above.  Please be aware that under Delaware law, since the proposal to approve the merger agreement must be approved by a majority of the shares outstanding and entitled to vote, the effect of directing the Independent Fiduciary to abstain from voting your ESOP shares on the proposal to approve the merger (the third alternative) will be the same as if you directed the Independent Fiduciary to vote against the proposal to approve the merger agreement. However, since under Delaware law the proposal to adjourn the special meeting to permit the solicitation of additional proxies requires the approval of a majority of the votes cast (as compared to the total number of shares outstanding), the effect of directing the Independent Fiduciary to abstain from voting your ESOP shares on the proposal to adjourn the special meeting (the third alternative) will have no effect on the approval of the proposal to adjourn the special meeting.

Any ESOP shares for which the Independent Fiduciary has not received voting instructions by the Cut-Off Date will be considered as non-voted shares in which case the Independent Fiduciary will vote the shares in its complete discretion with respect to the proposals described above, or abstain from voting.  Additionally, the Independent Fiduciary will consider the last voting instructions received by the Independent Fiduciary by the Cut-Off Date as being the true vote of any participant or beneficiary and will disregard any prior votes it receives.

Fractional shares, if any, in your ESOP account will be aggregated with the votes of fractional shares of other participants and beneficiaries with the same voting instructions and the Independent Fiduciary will vote or abstain from voting the number of whole shares resulting from this aggregation.  Your vote of a fractional share will not be counted on its own.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, YOU ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, WHICH IS ENCLOSED,  AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

SPECIAL MEETING OF STOCKHOLDERS OF

NU HORIZONS ELECTRONICS CORP.

December 7, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting and Proxy Statement
are available at www.nuhorizons.com/proxy

Please sign, date and mail
your voting instruction card
in the envelope provided as
soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030300000000000000 8   120710

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. To consider and direct your vote upon a proposal to adopt the merger agreement, dated as of September 19, 2010 (the "merger agreement") by and among Nu Horizons Electronics Corp., Arrow Electronics, Inc., and Neptune Acquisition Corporation, Inc.	☐	☐	☐
2. To consider and direct your vote upon a proposal to adjourn the special meeting, if necessary, for the solicitation of additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement.	☐	☐	☐

3. Any other matters that properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE ESOP'S INDEPENDENT FIDUCIARY, AS SPECIFIED, SUBJECT TO ITS FIDUCIARY OBLIGATIONS AND, IN ITS DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED BY THE ESOP'S INDEPENDENT FIDUCIARY, IN ITS DISCRETION.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Participant ____________ Date: ________ Signature of Participant ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Form.

SPECIAL MEETING OF STOCKHOLDERS OF

NU HORIZONS ELECTRONICS CORP.

December 7, 2010

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have this card available when you access the web page, and use the Company Number and Account Number shown on your card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have this card available when you call and use the Company Number and Account Number shown on your card.

Vote online/phone until noon on November 29, 2010.

MAIL - Sign, date and mail your card in the envelope provided as soon as possible.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting and Proxy Statement
are available at www.nuhorizons.com/proxy

Please detach along perforated line and mail in the envelope provided IF you are not directing your vote via telephone or the Internet.

00030300000000000000 8 120710

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. To consider and direct your vote upon a proposal to adopt the merger agreement, dated as of September 19, 2010 (the "merger agreement") by and among Nu Horizons Electronics Corp., Arrow Electronics, Inc., and Neptune Acquisition Corporation, Inc.	☐	☐	☐
2. To consider and direct your vote upon a proposal to adjourn the special meeting, if necessary, for the solicitation of additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement.	☐	☐	☐

3. Any other matters that properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE ESOP'S INDEPENDENT FIDUCIARY, AS SPECIFIED, SUBJECT TO ITS FIDUCIARY OBLIGATIONS AND, IN ITS DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED BY THE ESOP'S INDEPENDENT FIDUCIARY, IN ITS DISCRETION.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Participant ______ Date: ______ Signature of Participant ______ Date: ______

Note: Please sign exactly as your name or names appear on this Form

Forward-Looking Statements

Projections included herein are forward-looking statements and are based upon numerous assumptions about the Company, its business, customers, capital structure, the economy and several other factors. Actual events are difficult to predict and beyond our control. Actual events may differ materially from those assumed. Some important factors that could cause actual results to differ materially from those in any forward-looking statement include changes in interest rates, domestic and foreign business, market, financial and legal conditions. Accordingly, there can be no assurance that actual results will not be materially different than those estimated herein.

Additional Information about the Proposed Transaction and Where You Can Find It

In connection with the proposed transaction, Nu Horizons has filed the proxy statement with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain, without charge, a copy of the proxy statement, as well as other relevant documents containing important information about the Company and Arrow at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. The Company’s stockholders are also able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents when they become available by directing a request by mail or telephone to Nu Horizons Electronics Corp., 70 Maxess Road, Melville, New York 11747, Attention: Corporate Secretary, (631) 396-5000. Information about the Company’s directors and executive officers and other persons who may be participants in the solicitation of proxies from the Company’s stockholders is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on October 29, 2010.

If you have questions about the special meeting or the merger after reading the proxy statement, or if you would like additional copies of the proxy statement or the proxy card, you should contact Nu Horizons Electronics Corp., 70 Maxess Road, Melville, New York 11747, Attention: Corporate Secretary. You may call our proxy solicitor MacKenzie Partners toll-free at (800) 322-2885 (you may also call collect at (212) 929-5500).